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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2006

                          JoS. A. Bank Clothiers, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                 0-23874                 36-3189198
  (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)


                  500 Hanover Pike                             21074
                 Hampstead, Maryland
      (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code (410) 239-2700


          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_|  Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS

On August 31, 2006, JoS. A. Bank Clothiers, Inc. issued a press release (the "Press Release") in which the Company announced, among other things, its sales results for fiscal August 2006. A copy of the Press Release is attached as
Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number         Description
-------        -----------
99.1           Press Release dated August 31, 2006





                                   SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         JoS. A. Bank Clothiers, Inc.
                                         (Registrant)


                                         By:  /s/ Robert N. Wildrick
                                         ---------------------------
                                         Robert N. Wildrick
                                         Chief Executive Officer and Director



Dated: August 31, 2006


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EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------
99.1           Press Release dated August 31, 2006


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